AMENDMENT NO. 2 (this “Amendment”) dated as of

December 6, 2006, to the CREDIT AGREEMENT dated as of December 21, 2005, as amended as of November 3, 2006 (the “Credit Agreement”), among LIVE NATION, INC. (f/k/a CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (f/k/a SFX ENTERTAINMENT, INC.) and the FOREIGN BORROWERS party thereto, as Borrowers, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, J.P. MORGAN EUROPE LIMITED, as London Agent, and BANK OF AMERICA, N.A. (“BofA”), as Syndication Agent.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)) have extended credit to the US Borrower, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrowers and the undersigned Lenders have agreed to modify the definition of the term “Applicable Rate” pursuant to the terms and conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01. The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting clauses (a) and (b) of the first paragraph thereof and inserting the following text in its place: “(a) with respect to any Term Loan or Incremental Term Loan, (i) 1.75% per annum, in the case of an ABR Loan, or (ii) 2.75% per annum, in the case of a Eurocurrency Loan and (b)”.

SECTION 2. Representations and Warranties. Each of Parent and the US Borrower represents and warrants to the Agents and to each of the Lenders that:

(a) This Amendment is within the corporate or other organizational powers of each of Parent and the US Borrower and has been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equity holder action. This Amendment has been duly executed and delivered by each of Parent and the US Borrower and constitutes a legal, valid and binding obligation of each of Parent and the US Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) This Amendment (i) does not require any consent or approval of, registration or filing with or any other action by any Governmental Authority to be made or obtained by Parent or the US Borrower pursuant to any applicable law, rule or regulation applicable to it, except such as have been obtained or made and are in full force and effect, (ii) will not violate any law, rule or regulation applicable to it or the charter, by-laws or other organizational documents of Parent or the US Borrower or any order of any Governmental Authority binding on any of them, (iii) will not result in a breach of, or constitute a default under, any indenture or other material agreement or instrument binding upon Parent or the US Borrower or their assets, or give rise to a right thereunder to require any payment to be made by Parent or the US Borrower, and (iv) will not result in the creation or imposition of any Lien on any asset of Parent or the US Borrower pursuant to the express provisions of any indenture or other material agreement or instrument to which it is a party or bound.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment No. 2 Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Parent, the US Borrower and the Required Lenders and (b) all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by Parent or the US Borrower hereunder shall have been paid or reimbursed.

SECTION 4. Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Parent, the US Borrower, the Administrative Agent and the requisite Lenders under Section 9.02 of the Credit Agreement (after giving effect to this Amendment).

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Bank, Parent, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent or the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby, provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby, shall in all instances remain as of December 21, 2005, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to December 21, 2005, and not the date of this Amendment.

SECTION 6. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or internet transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Expenses. The US Borrower agrees to reimburse the Administrative Agent, the Syndication Agent and the Documentation Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LIVE NATION, INC. (F/K/A CCE SPINCO, INC.),

By:	/s/ Michael Rapino

Name: Michael Rapino
Title: CEO

LIVE NATION WORLDWIDE, INC. (F/K/A
SFX ENTERTAINMENT, INC.),
By:	/s/Michael Rapino
Name: Michael Rapino
	Title:	CEO

JPMORGAN CHASE BANK, N.A., as Administrative
Agent,
By:	/s/ Thomas H. Koziark
Name: Thomas H. Koziark
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AMMC CLO IV, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AMMC CLO V, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AMMC VII, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

ATLAS LOAN FUNDING 7, LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC its Investment Manager

By:	/s/ Diana M. Himes

Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AVENUE CLO FUND, LIMITED

By:	/s/ Richard D’Addario

Name: Richard D’Addario
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

AVERY STREET CLO, LTD.

By:	/s/ R. Ian O’Keeffe

Name: R. Ian O’Keeffe
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

BANK OF AMERICA, N.A.

By:	/s/ Scott Conner

Name: Scott Conner
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

BIG SKY III SENIOR LOAN TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Callidus Debt Partners CLO Fund II, Ltd.. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Peter R. Bennitt

Name: Peter R. Bennitt

Title: Principal

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

By: Callidus Debt Partners CLO Fund III Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

/s/ Peter R. Bennitt

Name: Peter R. Bennitt

Title: Principal

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

CONFLUENT 4 LIMITED, As Lender By: Loomis, Sayles & Company, L.P., as Sub-Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner
By:	/s/ Kevin J. Perry

Name: Kevin J. Perry

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Susan LeFevre

Name: Susan LeFevre
Title: Director

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EAGLE CREEK CLO, LTD.

By:	/s/ Thomas N. Davis

Name: Thomas N. Davis
Title: Authorized Signor

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE CDO VI LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor
By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Eaton Vance CDO XI, LTD By: Eaton Vance Management As Investment Advisor
By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Eaton Vance Variable Leverage Fund Ltd. By: Eaton Vance Management As Investment Advisor
By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

FALL CREEK CLO, LTD.

/s/ Thomas N. Davis

Name: Thomas N. Davis

Title: Authorized Signor

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

FINCH FUNDING LLC

By:	/s/ Kristi Milton

Name: Kristi Milton
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

FOUNDERS GROVE CLO, LTD. By: Tall Tree Investment Management, LLC, as Collateral Manager
By:	/s/ Michael J. Starshak, Jr.

Name: Michael J. Starshak, Jr.

Title: Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Bruce H. Mendelsohn

Name: Bruce H. Mendelsohn
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GRANITE VENTURES II LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GRANITE VENTURES III LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Grant Grove CLO, Ltd. By: Tall Tree Investment Management, LLC, as Collateral Manager
By:	/s/ Michael J. Starshak, Jr.

Name: Michael J. Starshak, Jr.

Title: Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GULF STREAM COMPASS CLO 2002-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager
By:	/s/ Jeanette W. Bumgarner

Name:

Title: Collateral Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GULF STREAM-COMPASS CLO 2005-II LTD By: Gulf Stream Asset Management, LLC As Collateral Manager
By:	/s/ Jeanette W. Bumgarner

Name:

Title: Collateral Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

GULF STREAM-RASHINBAN CLO 2006-1 LTD By: Gulf Stream Asset Management, LLC As Collateral Manager
By:	/s/ Jeanette W. Bumgarner

Name:

Title: Collateral Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Harch CLO III, LTD

By:	/s/ Michael E. Lewitt

Name: Michael E. Lewitt
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

IXIS Loomis Sayles Senior Loan Fund By: Loomis, Sayles and Company, L.P. its manager By: Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

JUPITER LOAN FUNDING LLC

By:	/s/ Kristi Milton

Name: Kristi Milton
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Landmark V CDO Limited By: Aladdin Capital Management, LLC as Manager

By:	/s/ Alyse Kelly

Name: Alyse Kelly
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Landmark VI CDO Limited By: Aladdin Capital Management, LLC as Manager

By:	/s/ Alyse Kelly

Name: Alyse Kelly
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Landmark VII CDO Limited By: Aladdin Capital Management, LLC as Manager

By:	/s/ Alyse Kelly

Name: Alyse Kelly
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

LATITUDE CLO I LTD.

By:	/s/ Kirk Wallace

Name: Kirk Wallace
Title: Senior VP

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

LATITUDE CLO II LTD.

By:	/s/ Kirk Wallace

Name: Kirk Wallace
Title: Senior VP

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

LOOMIS SAYLES CLO 1, LTD. By: Loomis, Sayles and Company, L.P. its collateral manager By: Loomis Sayles and Company, Inc. its general partner

By:	/s/ Kevin P. Charleston

Name: Kevin P. Charleston
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC By: Loomis Sayles and Company, L.P. its manager By: Loomis Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC By: Loomis Sayles and Company, L.P. Its Managing Member By: Loomis Sayles and Company, Inc. Its General Partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Nancy Meadows

Name: Nancy Meadows
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Mountain View CLO II, Ltd. By: Seix Structured Products, LLC, as warehouse manager

By:	/s/ George Goudelias

Name: George Goudelias
Title: VP, Seix Structured Products, LLC

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Mountain View Funding CLO 2006-I, Ltd. By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager
By:	/s/ George Goudelias

Name: George Goudelias

Title: PM, Seix Advisors

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

NACM CLO I

By:	/s/ Joanna Willars

Name: Joanna Willars
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

National City Bank

By:	/s/ Christian Kalmbach

Name: Christian Kalmbach
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Nuveen Floating Rate Income Fund By: Symphony Asset Management LLC

By:	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Nuveen Floating Rate Income Opportunity Fund By: Symphony Asset Management LLC

By:	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

SCOTIA BANK (IRELAND) LIMITED

By:	/s/ Neam Ahmed

Name: Neam Ahmed
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor
By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

STI Classic Seix Floating Rate High Income Fund By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc.
By:	/s/ George Goudelias

Name: George Goudelias

Title: PM, Seix Advisors

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Stone Tower CLO IV, Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio

Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Stone Tower CLO V, Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio

Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Stone Tower CLO VI, Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio

Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

SunTrust Bank

By:	/s/ Nicholas Luzecky

Name: Nicholas Luzecky
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Symphony CLO I By: Symphony Asset Management LLC

By:	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

THE NORINCHUKIN BANK NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Trimaran CLO IV LTD. By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

Name: David M. Millison
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

Trimaran CLO V. LTD. By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

Name: David M. Millison
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

WACHOVIA BANK, N.A.

By:	/s/ Mark L. Cook

Name: Mark L. Cook
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 11, 2006, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2005, AS AMENDED AS OF NOVEMBER 3, 2006, AMONG LIVE NATION, INC., LIVE NATION WORLDWIDE, INC. AND THE FOREIGN BORROWERS PARTY THERETO, AS BORROWERS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT.

To Approve Amendment No. 2:

WB Loan Funding 5 LLC

By:	/s/ Diana M. Himes

Name: Diana M. Himes
Title: Associate